UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2014 (March 26, 2014)

AFFINION GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-173105	16-1732155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

AFFINION GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133895	16-1732152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On and effective as of March 26 and 27, 2014, Messrs. Jonathan Ellenthal, Zachary Kaplan and Stan Parker notified Affinion Group, Inc. (“Affinion”) and Affinion Group Holdings, Inc. (“Holdings,” and together with Affinion, the “Company”) of their resignations from both Affinion’s Board of Directors and Holdings’ Board of Directors (collectively, the joint “Board”). Messrs. Ellenthal, Kaplan and Parker did not resign as the result of any disagreement with the Company.

(e)

On April 1, 2014, the Compensation Committee (the “Committee”) of the Board, approved the terms of (i) the Affinion Group Holdings, Inc. 2014 Performance Incentive Award Program (the “Performance Program”), an equity and cash incentive award program intended to foster retention of key employees of Holdings and its subsidiaries, and (ii) the awards (the “Awards”) to each such key employee consisting of performance incentive units (“PIUs”) and a cash incentive award (“CIA,” and the aggregate cash value of an Award’s PIUs and CIA, the “Award Value”) to be made by Holdings under the Performance Program. The terms of the Performance Program and Awards are summarized below.

The Awards will be granted to certain employees (the “Participants”) of the Company, including the following officers of the Company: Messrs. Todd H. Siegel and Gregory Miller and Ms. Sloane Levy. The Awards are expected to be granted on or about April 1, 2014, and will be evidenced by a written agreement between Holdings and each Participant (each, an “Award Agreement”). The Awards will be made under Holdings’ 2007 Stock Award Plan (the “2007 Plan”) and will entitle each Participant to one share of Holdings’ Class A Common Stock, par value $0.01 per share (“Common Stock”), for each PIU and a cash payment in respect of the CIA, in each case, subject to applicable withholding taxes, when the applicable vesting conditions for the Awards are met.

The number of PIUs to be granted to a Participant will be equal to the quotient of (i) 50% of the Award Value divided by (ii) the fair market value per share of Common Stock as of the grant date of the Award, which was determined to be $1.14 in accordance with the 2007 Plan. The amount of the CIA to be granted to a Participant will be equal to 50% of the Award Value. Each of the two components of a Participant’s Award will be subject to adjustment based on the achievement of performance goals as further described below. The aggregate Award Value to be granted to Participants under the Performance Program will be approximately $9,560,000, subject to adjustment as individual Awards may be adjusted as described below.

The Awards will be subject to certain performance factors and time-based vesting conditions. First, the maximum number of PIUs and the maximum amount of the CIA into which a Participant will be eligible to vest will be determined based on the achievement of certain overall corporate and business unit performance goals, as applicable, during the 2014 calendar year (the maximum number of a Participant’s PIUs referred to as that Participant’s “Adjusted PIUs” and the maximum amount of a Participant’s CIA referred to as that Participant’s “Adjusted CIA”). Second, the Participant will become vested in his or her Adjusted PIUs and Adjusted CIA based on that Participant’s continued service with the Company. A Participant’s Adjusted PIUs and Adjusted CIA will vest in three (3) substantially equal installments on each of March 15, 2015, March 15, 2016 and March 15, 2017 (each, a “Vesting Date”), subject to that Participant’s continued service with the Company on each applicable Vesting Date.

A Participant’s Adjusted PIUs and the portion of his or her Adjusted CIA that become vested as of a given Vesting Date in accordance with the above vesting criteria will be settled as follows: (i) for each Adjusted PIU that vests on such Vesting Date, Holdings will deliver to the Participant on the Settlement Date one share of Common Stock and (ii) for the portion of the Adjusted CIA that vests on such Vesting Date, Holdings will pay to the Participant on the Settlement Date an amount in cash equal to such vested portion of the Adjusted CIA, in each case, subject to applicable tax withholding. A Participant’s Adjusted PIUs and the portion of his or her Adjusted CIA that become vested on a given Vesting Date will be settled as soon as practicable following such Vesting Date but in no event later than the sixtieth (60th) day following such Vesting Date (the “Settlement Date”). Upon termination of employment for any reason, a Participant will forfeit the entire unvested portion of his or her Award. Holders of vested PIUs will be required to become a party to the Management Investor Rights Agreement, dated as of October 17, 2005, among Holdings, Affinion Holdings, LLC and certain investors and management holders, to the extent such Holders are not already a party thereto.

The Awards to be granted to each of Messrs. Siegel and Miller and Ms. Levy will have Award Values of $1,900,000, $500,000 and $500,000, respectively, in each case subject to adjustment as described above.

On April 1, 2014, the Committee approved grants of stock options under the 2007 Plan to purchase 200,000 shares of Common Stock at an exercise price equal to $1.14 per share to each of Todd Siegel and Gregory Miller.

On April 1, 2014, the Committee approved the re-pricing (“Re-pricing”) of certain stock options (the “Underwater Options”) previously issued under the 2007 Plan, Holdings’ 2005 Stock Incentive Plan (the “2005 Plan”) and the Webloyalty Holdings, Inc. 2005 Equity Award Plan (the “Webloyalty Plan” and together with the 2007 Plan and the 2005 Plan, the “Plans”). All of the Underwater Options had a per share exercise price in excess of the current fair market value per share of Common Stock and as such the Board determined that the Underwater Options no longer served as adequate incentive or retention tools for the recipients. Pursuant to the Re-pricing, the per share exercise price of the Underwater Options will be re-priced to equal the fair market value per share of Common Stock as of the date of the Re-pricing, which was determined to be $1.14.

In addition to Re-pricing the Underwater Options, on April 1, 2014, the Committee approved the extension of the expiration dates of the Underwater Options to a date that is ten (10) years from April 1, 2014 (the “Term Extension”).

Vesting of the Underwater Options will not be affected by the Re-Pricing or the Term Extension. The Underwater Options will continue to vest in accordance with their existing vesting schedules, to the extent not already vested. All other material terms and conditions of the Underwater Options will remain the same.

Underwater Options held by the following named executive officers were subject to the Re-pricing and Term Extension: Mr. Nathaniel Lipman (31,500 stock options issued under the 2007 Plan and 1,213,800 stock options issued under the 2005 Plan), Mr. Siegel (368,900 stock options issued under the 2007 Plan and 261,324 stock options issued under the 2005 Plan) and Ms. Levy (200,000 stock options issued under the 2007 Plan and 92,610 stock options issued under the Webloyalty Plan).

In connection with the Re-pricing and Term Extension, the Board approved amendments to the 2007 Plan and the Webloyalty Plan to remove the ten year limitation on the term of stock options issued under those Plans.

(f)

On April 1, 2014, the Committee approved the 2013 cash bonuses in the following amounts for certain named executive officers of the Company: Mr. Siegel in the amount of $810,000 which results in total compensation for Mr. Siegel for 2013 of $1,437,472 and Ms. Levy in the amount of $360,000 which results in total compensation for Ms. Levy for 2013 of $777,472.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP HOLDINGS, INC.

Date: April 1, 2014	By:	/s/ Gregory Miller
		Name:	Gregory Miller
		Title:	Executive Vice President and Chief Financial Officer

AFFINION GROUP, INC.

Date: April 1, 2014	By:	/s/ Gregory Miller
		Name:	Gregory Miller
		Title:	Executive Vice President and Chief Financial Officer